SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event
Reported): September 21, 2011

BMW VEHICLE OWNER TRUST 2011-A (Exact name of Issuing Entity as specified in its charter)
BMW FS SECURITIES LLC (Exact name of Depositor as specified in its charter)
BMW FINANCIAL SERVICES NA, LLC (Exact name of Sponsor as specified in its charter)
Delaware	333-159922	22-2013053
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Chestnut Ridge Road Woodcliff Lake, NJ 07677
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (201) 307-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

Bingham McCutchen LLP has been retained by this Registrant as counsel for its Registration Statement on Form S-3 (Commission File No. 333-159922) in connection with various transactions.  Legal opinions by Bingham McCutchen LLP to be incorporated into the Registration Statement are attached hereto as Exhibit 5.1, Exhibit 8.1 and Exhibit 23.1.

Item 9.01.  Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:
	5.1	Opinion of Bingham McCutchen LLP as to legality.
	5.2	Opinion of Richards, Layton & Finger, P.A. with respect to due authorization, enforceability and legality.
	8.1	Opinion of Bingham McCutchen LLP as to certain tax matters.
	23.1	Consent of Bingham McCutchen LLP (included in Exhibit 5.1 and Exhibit 8.1).
	23.2	Consent of Richards, Layton & Finger, P.A. (included in Exhibit 5.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

BMW VEHICLE OWNER TRUST 2011-A

By: BMW Financial Services NA, LLC,
as Administrator

By: /s/ Ralf Edelmann
Name: Ralf Edelmann
Title: Treasurer

By: /s/ Martin Stremplat
Name: Martin Stremplat
Title: Vice President – Finance & CFO

BMW FS SECURITIES LLC

By: BMW Financial Services NA, LLC,
as Managing Member

By: /s/ Ralf Edelmann
Name: Ralf Edelmann
Title: Treasurer

By: /s/ Martin Stremplat
Name: Martin Stremplat
Title: Vice President – Finance & CFO

Dated: September 21, 2011